UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 22, 2005
SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, Florida	34994

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (772) 287-4000

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Agreement and Plan of Merger
Press Release
Slide Show Presentation

Item 1.01. Entry into a Material Definitive Agreement.
     On November 22, 2005, Seacoast Banking Corporation of Florida (“Seacoast”) entered into an Agreement and Plan of Merger, dated as of November 22, 2005 (the “Agreement”), by and between Seacoast and Big Lake Financial Corporation (“Big Lake”), pursuant to which, among other things, Big Lake will be merged (the “Merger”) with and into Seacoast.
     Pursuant to the Agreement, Seacoast will issue 1,775,000 shares of Seacoast common stock to Big Lake’s shareholders in exchange for their Big Lake shares. Big Lake shareholders will not recognize any gain or loss for federal income tax purposes on their shares of Big Lake common stock exchanged for Seacoast common stock. The consummation of the Merger is subject to regulatory approval and the approval of Big Lake’s shareholders.
     Pursuant to General Instruction F to the Securities and Exchange Commission’s (the “Commission”) Form 8-K, a copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by this reference.
Item 8.01. Other Events.
     On November 22, 2005, Seacoast issued a press release (the “Press Release”) announcing that Seacoast and Big Lake had entered into the Agreement, as described in Item 1.01 of this Current Report. Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by this reference.
     Seacoast also scheduled an investor conference call on November 28, 2005 to discuss the Merger. Pursuant to General Instruction F to the Commission’s Form 8-K, the slide show presentation referenced and made available in connection with the investor conference call is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by this reference, and is also available on Seacoast’s Internet website.
     All information included in the Press Release and the slide show presentation is presented as of the respective dates thereof, and Seacoast does not assume any obligation to correct or update such information in the future.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 22, 2005, by and between Seacoast Banking Corporation of Florida and Big Lake Financial Corporation.

99.1	Press Release issued on November 22, 2005.

99.2	Slide Show Presentation referenced and made available in connection with the Investor Conference Call on November 28, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

/s/ William R. Hahl

William R. Hahl
Executive Vice President and
Chief Financial Officer

Date: November 29, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 22, 2005, by and between Seacoast Banking Corporation of Florida and Big Lake Financial Corporation.

99.1	Press Release issued on November 22, 2005.

99.2	Slide Show Presentation referenced and made available in connection with the Investor Conference Call on November 28, 2005.